UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2023 bluebird bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35966	13-3680878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

455 Grand Union Boulevard,

Somerville, MA

02145

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (339) 499-9300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 5, 2023, bluebird bio, Inc. (the “Company”) entered into an asset purchase agreement (the “PRV Transfer Agreement”) with Bristol-Myers Squibb Company (“Buyer”), pursuant to which the Company agreed to sell a Rare Pediatric Disease Priority Review Voucher (“PRV”) to Buyer. The Company was awarded the voucher under a U.S. Food and Drug Administration (“FDA”) program intended to encourage the development of certain rare pediatric disease product applications. The Company received the PRV when ZYNTEGLO® (betibeglogene autotemcel) was approved by the FDA for the treatment of ß-thalassemia in adult and pediatric patients who require regular red blood cell transfusions. Pursuant to the PRV Transfer Agreement, Buyer agreed to pay the Company $95 million, payable in cash, upon the closing of the sale, which occurred simultaneously with the parties entering into the PRV Transfer Agreement.

The PRV Transfer Agreement contains customary representations, warranties, covenants, and indemnification provisions subject to certain limitations.

The foregoing description of the PRV Transfer Agreement does not purport to be complete and is qualified in its entirety by the full text of the PRV Transfer Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1+	Asset Purchase Agreement, dated as of January 5, 2023, by and between bluebird bio, Inc. and Bristol-Myers Squibb Company.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

+	Exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant undertakes to furnish supplemental copies of any of the omitted exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

bluebird bio, Inc.

Date: January 6, 2023	By:	/s/ Andrew Obenshain
Andrew Obenshain
President and Chief Executive Officer